INCOME TAXES	12 Months Ended
Dec. 31, 2018
INCOME TAXES
INCOME TAXES

16. INCOME TAXES

Cayman Islands

Under the current laws of the Cayman Islands, the Company is not subject to tax on income or capital gain.

Hong Kong

Yao Wang is subject to Hong Kong profit tax at a rate of 16.5%.  No Hong Kong profit tax has been provided as the Group has not had assessable profit that was earned in or derived from Hong Kong during the years presented.

PRC

Under the Law of the People’s Republic of China on Enterprise Income Tax ("EIT Law"), domestically-owned enterprises and foreign-invested enterprises are subject to a uniform tax rate of 25%.

Except a subsidiary that is subject to RMB8 income taxes, there is no provision for income taxes because the Company and all of its owned subsidiaries are in cumulative loss positions for all the periods presented.

A reconciliation between the effective income tax rate and the PRC statutory income tax rate is as follows:

	Years Ended December 31,
	2017	2018
PRC statutory tax rate	25%	25%
Tax effect of other expenses that are not deductible in determining taxable profit	(3)%	(9)%
Effect of change in valuation allowance	(22)%	(16)%
Effective tax rate	0%	0%

The principal components of the Group’s deferred income tax assets and liabilities as of December 31, 2017 and 2018 are as follows:

	As of December 31,
	2017	2018
Deferred tax assets:
Net loss carryforward	201,614	256,850
Deductible advertising expense	14,786	17,964
Accrued expenses and payroll payable	8,985	12,399
Others	11	88
Valuation allowance	(225,396)	(287,301)
Total deferred tax assets	—	—
Deferred tax liabilities:
Total deferred tax liabilities	—	—

As of December 31, 2017 and 2018, valuation allowance of RMB225,396 and RMB287,301 was provided, respectively. The Group considers positive and negative evidence to determine whether some portion or all of the deferred tax assets will more likely than not be realized. This assessment considers, among other matters, the nature, frequency and severity of recent losses, forecasts of future profitability, the duration of statutory carryforward periods, the Group’s experience with tax attributes expiring unused and tax planning alternatives. Valuation allowances have been established for deferred tax assets based on a more likely than not threshold. The Group’s ability to realize deferred tax assets depends on its ability to generate sufficient taxable income within the carryforward periods provided for in the tax law.

As of December 31, 2018, the Group had tax loss carryforwards of RMB 1,027,400 which will expire between 2019 and 2023 if not used.

The Group determines whether or not a tax position is "more-likely-than-not" of being sustained upon audit based solely on the technical merits of the position. The Group does not anticipate any significant changes to its liability for unrecognized tax benefits within the next 12 months.

According to the PRC Tax Administration and Collection Law, the statute of limitations is three years if the underpayment of income taxes is due to computational errors made by the taxpayer. The statute of limitations will be extended to five years under special circumstances, which are not clearly defined, but an underpayment of income tax liability exceeding RMB100 is specifically listed as a special circumstance. In the case of a transfer pricing related adjustment, the statute of limitations is ten years. There is no statute of limitations in the case of tax evasion. The Group’s PRC subsidiaries are therefore subject to examination by the PRC tax authorities from 2013 through 2018 on non-transfer pricing matters, and from 2009 through 2018 on transfer pricing matters.